Q4 FY’22 Quarterly Earnings & Strategic Update August 4, 2022 Exhibit 99.2

Safe Harbor Statement This document may contain certain forward-looking statements about the Company, such as discussions of Company’s pricing trends, liquidity, new business results, expansion plans, anticipated expenses and planned schedules. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. These statements generally can be identified by the use of words or phrases, including, but not limited to, “intend,” “anticipate,” “believe,” “estimate,” “project,” “target,” “plan,” “expect,” “setting up,” “beginning to,” “will,” “should,” “would,” “resume” or similar statements. We caution that forward-looking statements are subject to known and unknown risks and uncertainties that may cause the Company’s actual future results and performance to differ materially from expected results including, but not limited to, the risk that any projections or guidance by the Company, including revenues, margins, earnings, or any other financial results are not realized; a shortage of manufacturing labor and related cost; disruptions in our supply chain and freight channels including impacts on cost and availability; adverse changes in global economic conditions; successful execution of the second phase of the Company’s restructuring plan; significant reduction in customer order patterns; loss of key suppliers; relationships with strategic customers and product distributors; changes in the regulatory environment; global health concerns (including the impact of the COVID-19 pandemic); or similar unforeseen events. Additional cautionary statements regarding other risk factors that could have an effect on the future performance of the Company are contained in filings made from time to time with the Securities and Exchange Commission, including but not limited to, our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. 2

 Strong Finish to Fiscal 2022 Reflected the Positive Momentum in our Business  33% Increase in Workplace and Health Q4 FY ‘22 Sales Demonstrates Relevance of Portfolio and Ability to Execute  Second Consecutive Quarter of Substantial year-over- year Profitability Gains  Set of Focused Strategic Choices Provides Accelerated Market Growth Key Takeaways Fight Club by Kimball, Toss by National, Xanthe by Etc., Marnia by National Whittaker by Kimball, Marnia by National 3 |

Expertise in Ancillary Products & Secondary Geographies1 Major SecondarySystems Ancillary 87% 75% ANCILLARY PRODUCTS SECONDARY GEOGRAPHIES The office is evolving into a place to foster collaboration and culture development as companies return to hybrid or fully in-person settings Ancillary products provide the flexibility and aesthetics that employers are looking for in this post-pandemic environment Secondary geographies experiencing a faster return to office We have a strong, long-time presence, established relationships, and noticeable momentum in these key markets 4 | 1 Based on trailing-twelve-months financials

Workplace

- Workplace **Sales Increased 38%** in Q4 FY ‘22 Year-over-Year, with **Orders up 18%**
- **Double-Digit Growth** Achieved **Across All Verticals,** Led by Commercial and Education
- Exhibited **9 New Product Introductions and Enhancements** at Neocon in Chicago
- New Product Introductions **Represented 23%** of Fiscal 2022 Sales
- New Pod Category more than Tripled in Q4 FY ‘22 Revenue Year-over-Year
- Poppin Pro **over 15%** of Total Sales for Second Quarter in a row workhappy.
Meredith by Poppin, QT Lounge by Poppin, Take Note by Poppin


Whittaker by Kimball, Hobsen by National, Romilda by Etc.

Kimball International

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Health  Net Sales Increased 14% in Q4 FY ‘22 Year- over-Year  Broad and Exceptionally Aligned Product Offering Allows us to Become a Trusted Partner in the Healthcare Industry  New Product Introductions Represented 22% of Fiscal 2022 Sales  Federal Government Health End Market to Almost 10% of Sales in Fiscal Year 2022  Fastest Growing Territories are Leveraging the Power of Combined Brand Portfolio Greer Recliner by Interwoven, Rolli Stool by Interwoven, KORE by Kimball Embra by Interwoven, Poppin Pod by Poppin, Joelle Ottomans by Kimball 6 |

$158.4 $141.4 $177.1 $175.6 Orders Backlog Q4 FY21 Q4 FY22 Backlog and Quarterly Orders by Market1 Year-over-year Quarter Comparison Q4 ’22 vs. Q4 ’21 (in millions) 7 1 Unaudited. 2 Workplace end market includes commercial, educational, government and financial verticals and eBusiness $112.2 $132.7 Orders Q4 FY21 Q4 FY22 Workplace2 Health Hospitality Kimball Int’l $29.8 $28.3 Orders Q4 FY21 Q4 FY22 $16.4 $16.1 Orders Q4 FY21 Q4 FY22 +18% -5% -2% +12% +24%

Quarterly Sales by Market1 Year-over-year Quarter Comparison Q4 ’22 vs. Q4 ’21 (in millions) 8 1 Unaudited. 2 Workplace end market includes commercial, educational, government and financial verticals and eBusiness $92.7 $127.7 Net Sales Q4 FY21 Q4 FY22 Workplace2 Health Hospitality Kimball Int’l $25.1 $28.6 Net Sales Q4 FY21 Q4 FY22 $28.4 $20.6 Net Sales Q4 FY21 Q4 FY22 $146.2 $176.9 Net Sales Q4 FY21 Q4 FY22 +38% +14% -27% +21%

Q4 FY ’22 Financial Highlights1 34.3% ADJ. GROSS MARGIN2 $51.4M ADJ. S&A EXPENSE2 $9.0M ADJ. NET INCOME2 $0.24 ADJ. EPS2 $176.9M REVENUE $13.6M ADJ. EBITDA2 1 Unaudited. 2 Non-GAAP Financial Measure. See Appendix for Non-GAAP reconciliations. $51.4M S&A EXPENSE $4.4M NET INCOME $0.12 EPS 9 | 34.3% GROSS MARGIN

Full Year FY ’22 Financial Highlights1 32.0% ADJ. GROSS MARGIN2 $196.6M ADJ. S&A EXPENSE2 $12.8M ADJ. NET INCOME2 $0.35 ADJ. EPS2 $665.9M REVENUE $34.1M ADJ. EBITDA2 1 Unaudited. 2 Non-GAAP Financial Measure. See Appendix for Non-GAAP reconciliations. $202.3M S&A EXPENSE $(15.7M) NET LOSS $(0.43) EPS 1 0 | 31.7% GROSS MARGIN

Q4 and Full Year FY ’22 Liquidity and Capital Allocation $66.2M CASH, CASH EQUIVALENTS, PLUS THE UNUSED AMOUNT OF OUR CREDIT FACILITY 1 1 | $9.3M Q4 FY ’22 CAPEX $19.7M FY ’22 CAPEX(1) $3.3M Q4 FY ’22 DIVIDENDS $13.2M FY ’22 DIVIDENDS $2.0M Q4 FY ‘22 CASH FROM OPERATIONS $(4.6M) FY ‘22 CASH USED FOR OPERATIONS 1 Net of proceeds from the sale of assets

FY ’23 Guidance $750M - $780M REVENUE $48M - $52M ADJUSTED EBITDA 1 2 Fiscal 2023 revenue and adjusted EBITDA will be weighted somewhat toward the second half of the year, with the fourth quarter being the strongest. First quarter fiscal 2023 revenue will be similar to fourth quarter fiscal 2022 levels with Adjusted EBITDA tracking slightly lower due to anticipated higher labor and logistics costs.

 Positive business momentum provides confidence in continued sales and profitability growth in fiscal 2023  Strong, well-aligned product portfolio with relevance to the emerging trends in today’s marketplaces  Focus on Workplace and Health markets, on well- aligned ancillary products, and on fast-growing secondary geographies provides ability to gain share  Continued investment in Poppin’s growth fosters excitement to further unleash its full contribution Looking Ahead Whittaker Lounge by Kimball, Frill Tables by David Edward, Idara Chair & Whimsy Ottoman by National, Xanthe Credenza by Etc. 1 3 |

Our Vision for Impact Environmental, Social and Governance (ESG) Roadmap Kimball International is dedicated to building a more sustainable future and making a difference in our communities through five important focus areas. Environmental Management & Sustainable Products Integrate sustainability into the development of our products and their lifecycle through environmentally responsible business practices, helping our customers achieve their own sustainability objectives Human Capital Management: Talent Development Invest in our employees’ growth & development through leadership development programs, learning opportunities, tuition reimbursement Diversity, Equity, Inclusion & Belonging Promote a work environment in which each employee feels valued and respected through initiatives that foster greater diversity and inclusivity Product Quality and Safety Safeguard the health & safety of our customers, manufacturing employees and the environment through a robust set of systems and procedures Responsible Supply Chain Management Use materials obtained from environmentally and socially responsible sources while partnering with businesses committed to the highest ethical standards 1 4 |

Appendix

Non-GAAP Reconciliation (Unaudited) APPENDIX 1 6 |

Non-GAAP Reconciliation (Unaudited) (cont.) APPENDIX 1 7 |1 Fiscal year 2022 Other General (Income) Expense consists of a gain realized on the sale of a warehouse totaling $4.5 million on a pre-tax basis and $3.4 million on an after-tax basis, or $0.09 per diluted share

Non-GAAP Reconciliation (Unaudited) (cont.) APPENDIX 1 8 |1 Fiscal year 2022 Other General (Income) Expense consists of a gain realized on the sale of a warehouse totaling $4.5 million on a pre-tax basis and $3.4 million on an after-tax basis, or $0.09 per diluted share